LOSS PER SHARE (Tables)	3 Months Ended
Mar. 31, 2026
Basic earnings per share [abstract]
Summary of Calculations of Basic and Diluted Loss per Share
The calculations of basic and diluted loss per share are based on:

	Three months ended March 31,
(Dollars in millions, except per share data)	2026	2025
Net loss	$(54.3)	$(101.0)

Weighted average shares outstanding:
Basic	370.2	367.5
Diluted	370.2	367.5

Loss per share:
Basic	$(0.15)	$(0.27)
Diluted	$(0.15)	$(0.27)